Income Taxes	6 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
Income taxes

Note 11 – Income taxes

(a) Corporate income tax

Color Star

Under the current laws of the Cayman Islands, Color Star is not subject to tax on income or capital gains. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

CACM

CACM is organized in the New York State in the United States. CACM had no taxable income for the U.S. income tax purposes for the six months ended December 31, 2023 and 2022. The applicable tax rate is 21.0% for federal and 7.3% for New York State with an effective tax rate of 26.8%.

Color Star Hainan

Color Star Hainan is incorporated in the PRC and is subject to PRC Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant PRC tax laws. The applicable tax rate is 25.0% in PRC, but the tax rate could be reduced to 15% for qualified enterprises which are engaged in industries encouraged by the PRC government (e.g. New/high Tech Enterprises and certain integrated circuits production enterprises). Tax holiday is also offered to enterprises engaged in encouraged industries. Other CIT incentives are also available for tax resident enterprises in PRC.

Color Metaverse

Color Metaverse are incorporated in Singapore and is subject to Singapore Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Singapore tax laws. The applicable tax rate is 17% in Singapore, with 75% of approximately the first $8,000 (SGD 10,000) taxable income and 50% of the next approximately $0.1 million (SGD 190,000) taxable income are exempted from income tax.

Color DMCC

Color DMCC are incorporated in United Arab Dirham and is subject to United Arab Dirham Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant United Arab Dirham tax laws. The applicable tax rate is 9% in the amount of taxable income above approximately $0.1 million (AED 375,000) and taxable income below approximately $0.1 million (AED 375,000) are exempted from income tax.

Income (loss) before provision for income taxes consisted of:

	For the Six Months Ended December 31, 2023	For the Six Months ended December 31, 2022
	(Unaudited)	(Unaudited)
Cayman	$(3,370,210)	$(4,808,241)
United States	(237,063)	(168,673)
Hong Kong	-	(7,200,298)
Dubai	(17,516,926)	-
PRC	(54)	-
Loss before provision for income taxes	$(21,124,253)	$(12,177,212)

Significant components of deferred tax assets were as follows:

	December 31, 2023	June 30, 2023
Deferred tax assets
Net operating loss carryforward in the U.S.	629,483	576,046
Net operating loss carryforward in the United Arab Emirates	3,468,411	1,891,888
Net operating loss carryforward in PRC	14	-
Valuation allowance	(4,097,908)	(2,467,934)
Total net deferred tax assets	$-	$-

As of December 31, 2023 and June 30, 2023, CACM and Color Star Ohio’s net operating loss carry forward for the U.S. income taxes was approximately $2.3 million and $2.1 million, receptively. The net operating loss carry forwards are available to reduce future years’ taxable income for unlimited years but limited to 80% use per year. Management believes that the realization of the benefits from these losses appears uncertain due to the Company’s operating history and continued losses in the U.S. If the Company is unable to generate taxable income in its United States operations, it is more likely than not that it will not have sufficient income to utilize its deferred tax assets. Accordingly, the Company has provided a 100% valuation allowance on its net deferred tax assets of approximately $629,000 and $576,000 related to its U.S. operations as of December 31, 2023 and June 30, 2023, respectively.

As of December 31, 2023 and June 30, 2023, Color Star DMCC’s net operating loss carry forward for the United Arab Emirates income taxes was approximately $38.5 million and $21.0 million, receptively. The net operating loss carry forwards are available to reduce future years’ taxable income for unlimited years. Management believes that the realization of the benefits from these losses appears uncertain due to the Company’s operating history and continued losses in United Arab Emirates. If the Company is unable to generate taxable income in its United Arab Emirates operations, it is more likely than not that it will not have sufficient income to utilize its deferred tax assets. Accordingly, the Company has provided a 100% valuation allowance on its net deferred tax assets of approximately $3.5 million and $1.9 million related to its United Arab Emirates operations as of December 31, 2023 and June 30, 2023, respectively.

As of December 31, 2023 and June 30, 2023, Color Sky Hainan’s net operating loss carry forward for the PRC income taxes was $54 and $0, receptively. The net operating loss carry forwards are available to reduce future years’ taxable income for no longer than five years starting from the year subsequent to the year in which the loss was incurred. Management believes that the realization of the benefits from these losses appears uncertain due to the Company’s operating history in PRC. If the Company is unable to generate taxable income in its PRC operations, it is more likely than not that it will not have sufficient income to utilize its deferred tax assets. Accordingly, the Company has provided a 100% valuation allowance on its net deferred tax assets of $14 and $0 related to its PRC operations as of December 31, 2023 and June 30, 2023, respectively.

Changes in the valuation allowance for deferred tax assets increased by $1,629,974 from $2,467,934 on June 30, 2023 to $4,097,908 on December 31, 2023. Changes in the valuation allowance for deferred tax assets decreased by $9,248,767 from $11,716,701 on June 30, 2022 to $2,467,934 on June 30, 2023.

(b) Uncertain tax positions

There were no uncertain tax positions as of December 31, 2023 and June 30, 2023, and management does not anticipate any potential future adjustments which would result in a material change to its tax positions. For the six months ended December 31, 2023 and 2022, the Company did not incur any tax related interest or penalties.